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Exhibit 10.6
TRANSMONTAIGNE OIL COMPANY



__________________________

STOCK PURCHASE AGREEMENT
__________________________


Effective as of April 17, 1996




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TABLE OF CONTENTS


                                                                           Page
1.  Authorization of Issue and Sale of Stock...........................      1

Section  2.      Sale and Purchase of Common Stock.....................      1

Section  3.      Closing...............................................      2

Section  4.      Conditions to Closing.................................      2
         4.1.    Representations and Warranties Correct................      2
         4.2.    Performance; No Default...............................      2
         4.3.    Contemporaneous Transactions..........................      2
         4.4.    Sale of Common Stock to Other Purchasers..............      2
         4.5.    Governmental Consents and Regulatory Approvals........      3
         4.6.    Compliance Certificate................................      3
         4.7.    Opinion of Counsel....................................      3
         4.8.    Legal Investment; Certificate.........................      3
         4.9.    Sale and Purchase Not Forbidden by Law................      3
         4.10.   Proceedings and Documents.............................      3
         4.11.   Litigation............................................      3
         4.12.   Funding Commitment of Purchaser.......................      4

Section  5.      Representations and Warranties........................      4

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5.1.   Organization, Standing, etc. of the Company................... 4
5.2.   Qualification................................................. 4
5.3.   Capital Stock................................................. 4
5.4.   Subsidiaries.................................................. 5
5.5.   S-4; Financial Statements..................................... 5
5.6.   Taxes......................................................... 5
5.7.   Absence of Certain Changes or Events.......................... 6
5.8.   Title and Related Matters..................................... 7
5.9.   Commitments................................................... 7
5.10.  Litigation and Proceedings.................................... 8
5.11.  Agreements.................................................... 8
5.12.  Compliance with Other Instruments, Etc.........................8
5.13.  Regulatory Jurisdiction and Approvals..........................9
5.14.  Absence of Material Adverse Changes........................... 9
5.15.  Insurance..................................................... 9
5.16.  Employee Plans................................................ 9
5.17.  Environmental Matters.........................................10
5.18.  Offer of Securities...........................................12
5.19.  Investment Company Act and Investment Advisers Act
       Status........................................................13

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5.20.  Regulation G...................................................13
5.21.  Foreign Credit Restraints......................................13
5.22.  Brokers, etc...................................................13
5.23.  Disclosure.....................................................13
5.24.  Voting Provisions..............................................14
5.25.  Approval of Stock Purchase Agreement...........................14
5.26.  Permits; Compliance with Applicable Laws.......................14
5.27.  Common Stock...................................................15
5.28.  Transactions With Affiliates...................................15
5.29.  Lion Oil Company...............................................15
5.30.  Enforceability.................................................15

Section 6.   Covenants of the Company.................................15

Section 7.   Use of Proceeds..........................................16

Section 8.   Financial Statements and Information.....................16

Section 9.   Inspection...............................................18

Section 10.  Amendment and Waiver.....................................18

Section 11.  Communications...........................................18

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Section 12.     Survival of Representations and Warranties, etc.........19

Section 13.     Successors and Assigns; Rights of Other Holders.........19

Section 14.     Purchase for Investment.................................20

Section 15.     Governing Law; Jurisdiction.............................20

Section 16.     Miscellaneous...........................................20

Section 17.     Definitions.............................................21

Schedule 1(b)   The Purchasers......................................1(b)-1

Exhibit 4.3(a)  Joinder Agreement.................................4.3(a)-1

Exhibit 4.3(b)  Registration Rights Agreement.....................4.3(b)-1

Exhibit 4.3(c)  Antidilution Rights Agreement.....................4.3(c)-1

Exhibit 4.3(d)  Agreement to Elect Directors......................4.3(d)-1

Exhibit 4.3(e)  Consent of Stockholders...........................4.3(e)-1

Exhibit 4.7     Opinion of Holme Roberts & Owen LLC..................4.7-1

Schedule 5.3(a) COMMON STOCK OWNERSHIP AFTER CLOSING..............5.3(a)-1

Schedule 5.3(b) STOCK OPTIONS.....................................5.3(b)-1

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Schedule 5.4   Subsidiaries........................................5.4-1

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                          TRANSMONTAIGNE OIL COMPANY
                                370 17th Street
                           Republic Plaza, Suite 900
                               Denver, CO  80208

                        Effective as of April 17, 1996


To:  The Investor listed on the Signature Page hereof

Ladies and Gentlemen:

     TRANSMONTAIGNE OIL COMPANY, a Delaware corporation (the "Company"), agrees with you as follows:

     1.   Authorization of Issue and Sale of Stock.

          i. The Company has authorized the issue and sale of 25,000,008 shares of the Company's Common Stock (the "Common Stock").

          ii. The Common Stock is to be issued under this Agreement and separate Stock Purchase Agreements (the "Other Stock Purchase Agreements") identical herewith (except as to the name and address of the purchasers, all of whom are listed on Schedule 1(b) attached hereto (the "Purchasers")) being entered into concurrently by the Company with the other purchasers (the "Other Purchasers") named in Schedule 1(b). The issue of the Common Stock to you and the issue of the Common Stock to each of the Other Purchasers are to be several and separate transactions.

     2. Sale and Purchase of Common Stock. The Company will issue and sell to you and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, you will

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purchase from the Company, at the Closing specified in Section 3, such Common
Stock as is set forth on that portion of Schedule 1(b) hereto as is applicable to you. The purchase price of the Common Stock shall be $5.50 per share of Common Stock.

          i. Subject only to the representations and warranties contained in this Agreement, you hereby expressly acknowledge and declare that you are purchasing the Common Stock upon your examination and judgment of the Company and upon the representations contained herein and not upon any other warranties or representations regarding the business of any nature, overt or by implication, orally or in writing, as to the financial strength, location, income, value, income potential, future value, physical condition or otherwise by the Company or any of its agents or representatives.

     3.   Closing.

          i. The closing of the sale and purchase of the Common Stock hereunder (the "Closing") shall take place on April 17, 1996 or such later date to which the parties may agree.

          ii. At the Closing, the Company will deliver to you the Common Stock to be purchased against payment of the purchase price therefor in immediately available funds in accordance with wire transfer instructions to be provided by the Company to you prior to the Closing. Delivery of the Common Stock to be purchased by you shall be made in the form of one or more certificates for shares of Common Stock, in such number of shares as you shall request, dated April 17,

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1996 and registered in your name or in the name of any nominee designated by you, bearing such restrictive legends as required by the Stockholders Agreement dated May 10, 1995 (the "Stockholders Agreement").

     4. Conditions to Closing. Your obligation to purchase and pay for the Common Stock to be purchased by you hereunder is subject to the fulfillment, prior to or at the Closing, of the following conditions:

          a. Representations and Warranties Correct. The representations and warranties made by the Company and the Subsidiaries in Section 5 shall have been correct when made and shall be correct at and as of the time of the Closing, except as affected by the transactions contemplated hereby and thereby.

          b. Performance; No Default. The Company and the Subsidiaries shall have performed all obligations and complied with all conditions contained herein required to be performed or complied with by it or them prior to or at the Closing.

          c. Contemporaneous Transactions. At the time of the Closing, the Company and each Purchaser who is not a party to the Stockholders Agreement shall each have executed a Joinder Agreement in the form of Exhibit 4.3(a) attached hereto (the "Joinder Agreement") to be effective as of the Closing. Certain of the Purchasers shall have executed a Registration Rights Agreement in the form of Exhibit 4.3(b) attached hereto (the "Registration Rights Agreement") to
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

be effective as of the Closing, Merrill Lynch Growth Fund shall have executed an Antidilution Rights Agreement in the form of Exhibit 4.3(c) attached hereto (the "Antidilution Rights Agreement") and the Purchasers that are affiliates of First Reserve Corporation shall have executed an Agreement to Elect Directors in the form of Exhibit 4.3(d) attached hereto (the "Agreement to Elect Directors"), each to be effective as of the Closing. Stockholders of the Company owning in excess of two-thirds of the Common Stock shall have executed a Consent of Stockholders in the form of Exhibit 4.3(e) attached hereto (the "Consent of Stockholders").

          d. Sale of Common Stock to Other Purchasers. At the Closing, the Company shall sell to the Other Purchasers the Common Stock to be purchased by the Other Purchasers pursuant to the Other Stock Purchase Agreements, and shall thereafter receive payment therefor as set forth in paragraph 3(b).

          e. Governmental Consents and Regulatory Approvals. On or before the Closing, the Company, its stockholders and its Subsidiaries shall have received all required consents, approvals and authorizations of, and shall have made all declarations and filings with, any governmental authority which are required as a condition precedent to the valid execution and delivery of or the consummation of the transactions contemplated by this Agreement, the Other Stock Purchase Agreements,
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the Registration Rights Agreement, the Antidilution Rights Agreement, the
Agreement to Elect Directors, the Consent of Stockholders and the Joinder Agreements (collectively, the "Transaction Documents") and the valid offer, issue, sale and delivery of the Common Stock as contemplated hereby and thereby and all such consents, approvals, authorizations, declarations and filings shall be in full force and effect at the time of the Closing and none of the same shall be subject to appeal or review.

          f. Compliance Certificate. You shall have received (i) an Officers' Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1 to 4.5 inclusive have been fulfilled, and (ii) certified copies of the resolutions adopted by the Board of Directors and stockholders of the Company authorizing the execution, delivery and performance of the Transaction Documents.

          g. Opinion of Counsel. You shall have received the opinion of the law firm of Holme Roberts & Owen LLC, special counsel to the Company, dated as of the Closing, in the form attached as Exhibit 4.7.

          h. Legal Investment; Certificate. At the time of the Closing, your purchase of Common Stock hereunder shall be permitted under the laws and regulations of any jurisdiction to which you are subject, and you shall, if requested by you, have received an Officers' Certificate, dated the date of the Closing, certifying as to such matters

                                       11
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of fact as you may request to enable you to determine whether your purchase is so permitted.

          i. Sale and Purchase Not Forbidden by Law. The offer, issue, sale and delivery of the Common Stock by the Company and the purchase of the Common Stock to be purchased by you at the Closing shall not be prohibited by any law or governmental regulation.

          j. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and by the Other Stock Purchase Agreements and all documents and instruments incident to such transactions shall be satisfactory in substance and form to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request.

          k. Litigation. At the Closing, there shall not be any pending or, to the Company's knowledge, threatened litigation in any court or any proceeding by any governmental commission, board, or agency, with a view to seeking or in which it is sought to restrain, enjoin, or prohibit consummation of this transaction, or in which it is sought to obtain divestiture or rescission in conjunction with this transaction, and no investigation by any governmental agency shall be pending or threatened that might eventually result in any such suit, action, or proceeding.

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          l.  Funding Commitment of Purchaser. The entities comprising the
Purchaser set forth on the signature page of this letter agreement shall have received all required investments from the investors comprising each such entity. Each such entity hereby represents and warrants that it has firm commitments from each investor thereof to provide such funding and such entity will use its best efforts to obtain such committed financing.

     5. Representations and Warranties. The Company represents and warrants that:

          a. Organization, Standing, etc. of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now conducted and now proposed to be conducted, to enter into the Transaction Documents, to issue and sell the Common Stock and to carry out the terms hereof and thereof. No further approval of the stockholders of the Company or any class thereof is required for the valid execution and delivery of the Transaction Documents, the consummation of the transactions contemplated by the Transaction Documents, or the valid offer, issue, sale and delivery of the Common Stock pursuant hereto and thereto.

          b. Qualification. The Company is duly qualified or licensed to do business and in good standing in each

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jurisdiction in which the character of the properties owned or leased or the nature of the activities conducted makes such qualification or licensing necessary.

          c. Capital Stock. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. After the consummation of the purchases of Common Stock contemplated hereby and by the Other Stock Purchase Agreements, 19,331,171 shares of Common Stock and no shares of Preferred Stock will be issued and outstanding. Of the outstanding shares of Common Stock:

               i.   shares will have been issued as shown on Schedule 5.3(a);

               ii. 1,000,000 shares (of which options to acquire shares have been granted or allocated for grant as reflected in Schedule 5.3(b) hereto) have been reserved for issuance pursuant to the Company's Employees' Stock Option Plans, true and correct copies of which have been delivered to you;

               iii. 248,686 shares have been reserved for issuance upon exercise of existing warrants to purchase Company shares; and

     Except as set forth above in this Section 5.3, there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Company of any capital stock or securities convertible into or exchangeable for such stock. All of the outstanding shares of capital stock of the Company are validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights on the part of the holders of any

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class of securities of the Company, except as contemplated by the Transaction
Documents.

          d. Subsidiaries. The Subsidiaries of the Company on the date hereof are set forth on Schedule 5.4 attached hereto. Each Subsidiary is owned, directly or indirectly, by the Company as set forth on Schedule 5.4. Each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, operate, and lease its property, and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified as a foreign corporation to do business, and is in good standing in each jurisdiction in the United States where the character of its properties owned or held under lease or the nature of its activities make such qualification necessary. Except as set forth in Schedule 5.4, all the outstanding shares of capital stock of each wholly owned Subsidiary and, to the knowledge of the Company, each partially owned Subsidiary are validly issued, fully paid, and nonassessable, and are owned free and clear of all liens, claims or encumbrances. Except as set forth in Schedule 5.4, there are no existing options, calls, or commitments of any character, including preemptive rights, relating to the issued or unissued capital stock or other securities of any wholly owned Subsidiary. No wholly owned Subsidiary will issue any additional stock after the date of this Stock Purchase Agreement. The Company has provided you with

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copies of all stockholders agreements of which the Company has any knowledge for the Subsidiaries.

          e. S-4; Financial Statements. The draft Registration Statement on Form S-4 of Sheffield Exploration Company, Inc. dated March 27, 1996 (the "S-4"), as supplemented by this Agreement and the Exhibits and Schedules hereto, does not contains any untrue statement of a material fact about the Company or omit to state a material fact about the Company necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made. No such representation regarding Sheffield is made, however, and there can be no assurance that the merger contemplated by the S-4 will occur. It is not a condition to consummation of the sale of Common Stock pursuant to this Agreement that such merger occur.

     The audited financial statements (including the notes thereto) contained in the S-4 are hereinafter referred to as the "Audited Statements." The Audited Statements have been audited and reported on by KPMG Peat Marwick L.L.P., certified public accountants. The S-4 also contains an unaudited interim consolidated balance sheet of the Company as of January 31, 1996 and unaudited consolidated statements of operations, stockholders' equity and cash flows for the nine months ended January 31, 1996 (the "Unaudited Statements"). The Audited Statements and the Unaudited Statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Audited Statements and the Unaudited Statements present

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fairly, as of their respective dates and for their respective periods, the financial position and results of operations, stockholders' equity, and changes in cash flows of the Company.

          f. Taxes. The amounts set forth as provisions for current and deferred taxes in the Audited Statements and the Unaudited Statements are sufficient for the payment of all unpaid federal, state, county, local, foreign, or other taxes (including any interest or penalties) of the Company or the Subsidiaries, as the case may be, accrued for or applicable to the periods ended on the respective dates of the Audited Statements and the Unaudited Statements and all years and periods prior thereto and for which the Company or the Subsidiaries, as the case may be, may at said dates have been liable in their own right or as transferee of the assets of, or as successor to, any other corporation or entity. All federal, state, and local tax returns, reports, and declarations required to be filed by the Company or any Subsidiary, as the case may be, have been duly prepared and filed in good faith for all past years and all taxes (including any interest or penalties) that have become due and payable have been paid or are reflected as a liability on the latest balance sheet included in the Audited Statements and the Unaudited Statements. Any extensions for the filing of federal and state tax returns are valid and meet all applicable return filing requirements, and the proper federal and state tax returns for which an extension was not filed will, at the Closing, have been duly prepared and

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filed in good faith. No assessments, claims for collection, or deficiencies have been proposed by the Internal Revenue Service (the "IRS") or any state or local revenue authority, that have not been adequately provided for by the Company or the Subsidiaries.

          g. Absence of Certain Changes or Events. Except as set forth in the S-4, since April 30, 1995, neither the Company nor any Subsidiary has (i) issued, sold, or delivered (or agreed or become obligated in any manner to issue, sell, or deliver) any stock, bonds, or other corporate securities (whether authorized and unissued or held in the treasury), or granted or agreed to grant any options, warrants, or other rights calling for the issue thereof;
(ii) borrowed or agreed to borrow any funds or incurred, or become subject to any obligation or liability (absolute or contingent) except obligations and liabilities incurred in the ordinary course of business, (iii) incurred or paid any obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the balance sheet as of April 30, 1995, referred to in Section 5.5, and current liabilities incurred since that date in the ordinary course of business; (iv) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders, or purchased or redeemed, or agreed to purchase or redeem, any Common Stock; (v) except in the ordinary course of business, sold, leased or transferred, or agreed to sell, lease or

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transfer, any of its assets, property, or rights, or canceled, or agreed to cancel, any debts or claims; (vi) entered into or agreed to enter into any agreement or arrangements granting any preferential rights to purchase any of its assets, property, or rights, or requiring the consent of any party to the transfer and assignment of any such assets, property, or rights; (vii) except in the ordinary course of business, waived any right of material value; (viii) except in the ordinary course of business, assigned, made, or permitted any amendment or termination of any material contract, agreement, or license to which it is a party; (ix) made any accrual or arrangement for, or payment of bonuses or special compensation of, any kind or any severance or termination pay to any present or former officer or employee; (x) increased the rate of compensation payable or to become payable by it to any of its officers or employees, other than normal salary increases made consistent with prior practice, or made any increase in benefits or entered into any new profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with any such officers or employees; (xi) mortgaged, pledged, or subjected to lien, charge, or other encumbrances any assets or properties, whether tangible or intangible, other than in the ordinary course of business; (xii) changed any accounting method or practice; (xiii) purchased or acquired or agreed to purchase or acquire fixed assets or equipment

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costing in the aggregate in excess of $250,000; (xiv) suffered any loss of employees or customers other than such losses as normally occur in the ordinary course of business and which have not had a material adverse effect, taken as a whole, on the Company; (xv) suffered any strikes, labor slow-down, or labor stoppage, nor to the best of the Company's knowledge is any such activity threatened by the Company's or any Subsidiary's employees, nor, to the best of the Company's knowledge, has there been any new or heightened union organizational activity; (xvi) entered into any transaction other than in the ordinary course of business; or (xvii) entered into any agreement to do any of the things described in subsections (i) through (xvi) above.

     h. Title and Related Matters. Except as reflected in the S-4, the Company and each of its Subsidiaries have good and marketable title to all the properties, interest in properties and assets, real and personal, reflected in the balance sheet as of April 30, 1995 referred to in Section 5.5, or acquired after April 30, 1995 (except properties, interest, and assets sold or otherwise disposed of since April 30, 1995, in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, and other encumbrances and imperfections except (i) mortgages and other encumbrances referred to in the notes to such balance sheet, (ii) liens of current taxes not yet due and payable, and (iii) such imperfections of title and easements as do not detract from or

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interfere with the present use of the properties subject thereto or affected thereby, or otherwise impair present business operations at such properties. To the best of the Company's knowledge, the structures and equipment of the Company and its Subsidiaries comply in all material respects with the requirements of all applicable federal, state, and local laws, regulations, ordinances, or orders of any governmental authority, including those relating to zoning, building or use permits. To the best of the Company's knowledge, all such structures and equipment material to the Company's businesses are in good repair and operating order, ordinary wear and tear excepted. All leases pursuant to which the Company or any of its Subsidiaries lease any real property or personal property are valid and subsisting, and there is not as of the date of this Stock Purchase Agreement under any of such leases any material default by the Company or its Subsidiaries or by any other party, which default is known to the Company or any Subsidiary or any event that, with the passage of time or the giving of notice or both, would constitute such a material default. Copies of all such leases have been made available to you by the Company.

     i. Commitments. Except as reflected in the S-4, neither the Company nor any Subsidiary is a party to any oral or written (i) contract for the employment of any officer or employee that is not terminable on thirty days' (or less notice); (ii) profit sharing, bonus, deferred

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compensation, stock option, severance pay, pension, or retirement plan, agreement, or arrangement; (iii) agreement, commitment, contract, or indenture relating to the borrowing of money by the Company or any Subsidiary other than borrowings by any Subsidiary in the ordinary course of business; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements, guaranties, and other agreements and transactions in the ordinary course of business; (v) agreement or contract with any third party for the provision of data processing or other services to the Company or any Subsidiary that involves payment by the Company or any Subsidiary of more than $50,000 per annum and that (a) has more than six months to run from the date of this Stock Purchase Agreement, or (b) may not be canceled by the Company or any Subsidiary, as appropriate, on 180 days' notice or less without penalty; (vi) consulting or other similar contract providing for the rendering of managerial or personal services that involves payment by the Company or any Subsidiary in excess of $75,000 per annum; (vii) collective bargaining agreement or other agreement with any labor organization; (viii) agreement with any present or former officer, director or shareholder of the Company or any Subsidiary; or (ix) other contract, agreement or commitment not in the ordinary course of business involving a payment by the Company or any Subsidiary, or delivery of property or performance of services valued at more than $250,000 on the part of any party. In addition, the commodity futures positions of the Company and its Subsidiaries are within the hedging guidelines described in the Audited Statements. Complete and accurate copies of all contracts, plans, and other items so described in the S-4 have been made available to you by the Company. Between the date hereof and the Closing, the Company and the Subsidiaries will not, without your prior written consent, enter into or amend any contract, agreement, or other instrument of any of the types described in this Section 5.9.

     j. Litigation and Proceedings. Except as reflected in the S-4, there is no action, suit, proceeding, investigation or arbitration (whether or not purportedly on behalf of the Company or any Subsidiary) pending or threatened against or affecting the Company or any Subsidiary at law or in equity or before or by any governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, or before any arbitrator of any kind, that if adversely determined may result in any material adverse change in the business, operations, prospects, properties, or assets, or in the conditions, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, nor has any such action, suit, proceeding, or investigation been pending during the twelve-month period preceding the date hereof. Neither the Company nor any Subsidiary is operating under, subject to, or in default with respect to any of these, nor are any of them or any of their respective assets bound by or subject to, any judgment, order, writ, injunction, decree, award, or administrative agreement of or with any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality. To the best of its knowledge, and except as reflected in the S-4, the Company and each Subsidiary has complied in all material respects with all applicable statutes, laws, regulations, and orders, including those imposing taxes, of any applicable jurisdiction, that concern the ownership of their properties and the conduct of their businesses.

     k. Agreements. All material contracts, agreements, plans, leases, and licenses to which the Company or any Subsidiary is a party or by which any of their assets may be bound are valid and in full force and effect, and neither the Company nor any Subsidiary has breached any material provision of, or defaulted in any material respect under, the terms of any such contract, agreement, lease, or license. Neither the Company nor any Subsidiary is a party to any agreement or instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, award, or administrative agreement that materially adversely affects, or in the future may (so far as the Company and the Subsidiaries can reasonably foresee) materially adversely affect the business, operations, prospects, properties, assets, or condition, financial or otherwise, of the Company or any Subsidiary, taken as whole.

          l. Compliance with Other Instruments, Etc. Except as set forth in the S-4, the Company is not in violation of any term of its charter or bylaws, or of any agreement, instrument, judgment, decree, order, statute, or governmental rule or regulation applicable to the Company in any way which materially adversely affects the condition (financial or otherwise), operations, management or prospects of the Company or has any material adverse effect upon the ability of the Company to meet its obligations taken as a whole. The execution, delivery and performance of each of the Transaction Documents, and the issuance of the Common Stock will not result in any such violation or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to any such term. There is no such term which materially adversely affects the condition (financial or otherwise), operations, management or prospects of the Company or its properties or assets taken as a whole.

          m. Regulatory Jurisdiction and Approvals. No consent, approval or authorization of, or declaration or filing with, the Federal Energy Regulatory Commission ("FERC") the Texas Railroad Commission, or any other governmental authority is required as a condition precedent to the valid execution and delivery of and the consummation of the transactions contemplated by the Transaction

Documents, the valid offer, issue, sale and delivery of the Common Stock as contemplated hereby and thereby, except for the filing of notices of sale (all of which will have been made by the Company prior to the Closing) under provisions of applicable blue sky or other state securities laws, and filings incident to a registration under the Securities Act pursuant to Article IV of the Stockholders Agreement and the Registration Rights Agreement.

          n. Absence of Material Adverse Changes. Since April 30, 1995, the business, operations, prospects, properties, and assets, and the condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, have not been materially adversely affected in any way, and the Company is unaware of any events that are probable to occur in the future and that reasonably can be expected to result in any material adverse change in the business, operations, prospects, properties, or assets or the condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

          o. Insurance. To the best of the Company's knowledge and belief, all the insurable properties of the Company and the Subsidiaries are insured for their respective benefits in reasonable amounts against all risks customarily and usually insured against by persons operating similar properties in the localities where such properties are located, under valid and enforceable policies. The principal policies of fire, liability, and other forms of insurance held by the Company and the Subsidiaries will be outstanding and in full force at all times from the date hereof to the Effective Time, and the Company agrees that it will take, and will cause each Subsidiary to take, such steps as may be necessary to ensure that substantially equivalent coverage is in effect at and after the Effective Time. Copies of all such policies have been made available to you by the Company.

     p. Employee Plans. Neither the Company nor any Subsidiary maintains for the benefit of its employees any "employee benefit plans" (each a "Benefit Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other profit-sharing, deferred compensation, bonus, stock option, stock purchase, or employee benefit plans or arrangements, except as set forth in the S-4 The Company has made available to you a true and complete copy of each Benefit Plan and any related funding agreements, including all amendments, supplements, and modifications thereto, all of which are legally valid and binding and in full force and effect, and not in default in any respect. The Company has made available to you a true and complete copy of the most recent annual report and actuarial report, if any, for each Benefit Plan, and the IRS determination letter, if any, for each Benefit Plan and each amendment thereto. All contributions and premiums required to be made to each Benefit Plan under the terms of that Benefit Plan, ERISA, or other applicable law have been timely made and adequate reserves have been provided for in the Unaudited Statements for any contributions or premiums attributable to service prior to the Closing. In the case of each Benefit Plan that is subject to Title I, subtitle B, part 3 of ERISA, the net fair market value of the assets held to fund that Benefit Plan exceeds the actuarial present value (based on the actuarial assumptions used by the Company and its Subsidiaries for funding) of all accrued benefits, both vested and nonvested, under that Benefit Plan. Each Benefit Plan complies currently, and has complied in the past, in form and operation, with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable law in all material respects. There have been no "prohibited transactions" (as defined in IRC Sec. 4975(c)(1)) that would subject any of the Benefit Plans, any fiduciary thereof, or any party dealing with the Benefit Plan to the tax on prohibited transactions imposed by IRC Sec. 4975 or to a civil penalty imposed by Section 502 of ERISA. No amount is due or owing from the Company and the Subsidiaries to the Pension Benefit Guaranty Corporation (the "PBGC") under Title IV of ERISA for any reason. No event that constitutes a "reportable event" as defined in Section 4043 of ERISA has occurred with respect to any Benefit Plan that is covered by ERISA. Since April 30, 1994, the Company has not terminated any employee benefit plan subject to Title IV of ERISA for which a Notice of Sufficiency has not been issued by the PBGC. There are no issues or disputes with respect to any Benefit Plan, or the administration thereof, currently existing between any trustee or other fiduciary thereunder, the Company or any Subsidiary and any governmental agency, employee, former employee, or beneficiary of any employee or former employee of the Company or any Subsidiary. Neither the Company nor any Subsidiary has previously, currently, or will prior to the Closing participate in or contribute to any "multi-employer plan" as such term is defined in Section 4001(a) of ERISA. Except as set forth in the S-4, no Benefit Plan provides welfare benefits to retirees, no Benefit Plan or agreement exists which could result in the payment to any Company employee of any money or other property or rights or which would accelerate or provide any other rights or benefits to any employee as a result of the transactions contemplated by this Stock Purchase Agreement, and no Benefit Plan provides for an increase of benefits on or after the Closing.

     q.  Environmental Matters.  Except as reflected in the S-4,

          i. There are no Environmental Conditions (as defined below) or Environmental Noncompliance (as defined below) known to the Company or any Subsidiary or which should have been known to the Company or any Subsidiary if the Company and its Subsidiaries followed good business practices, with respect to the Company or any Subsidiary, including, but not limited to any pending or threatened notices of violation, inquiries, investigations or arbitrations relating to Environmental Laws (as defined below).

          ii. There is no contamination by Hazardous Materials (as defined below) known to the Company or any Subsidiary or which should have been known to the Company or any Subsidiary if the Company and its Subsidiaries followed good business practices, of the air, soil, groundwater or surface water at any of the current or predecessor facilities of the Company or any Subsidiary (collectively, the "Facilities").

          iii. None of the following are known to the Company, or any Subsidiary or which should have been know to the Company or any Subsidiary if the Company and its Subsidiaries followed good business practices, to exist or to have existed at any of the Facilities: (i) underground storage tanks, landfills, sumps, catch basins or other below-grade methods of collecting, storing or containing products or waste; (ii) asbestos-containing building materials; (iii) urea formaldehyde foam insulation; or (iv) PCBs contained in any electrical equipment or otherwise.

          iv. Neither the Company nor any Subsidiary has assumed, by contract or operation of law, any liability, fixed or contingent, for any Hazardous Materials or under any Environmental Law.

          v. Neither the Company nor any Subsidiary knows, or should know if the Company and its Subsidiaries followed good business practices, that: any governmental authority has proposed or plans to propose a change in any Environmental Law that would materially adversely affect the condition (financial or otherwise), operations, management or prospects of the Company or its properties or assets taken as a whole; or any permit, variance or other authorization necessary for the legal operation of any equipment, process, facility or any other activity necessary for the Company or any Subsidiary to operate as it currently does will not be obtained or renewed, the absence of which would materially adversely affect the condition (financial or otherwise), operations, management or prospects of the Company or its properties or assets taken as a whole.

          vi. The following definitions shall apply: 1) "Hazardous Materials" means hazardous wastes, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as "hazardous wastes," "hazardous substances," toxic substances," "pollutants," "contaminants," "chemicals known to cause cancer or reproductive toxicity", "radioactive materials," or other similar designations in, or otherwise subject to regulation or giving rise to liability under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), 42 U.S.C. Sections 9601 et seq.; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Sections 2501 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1802 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sections 6901 et seq.; the Clean Water Act ("CWA"), 33 U.S.C. Sections 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. Sections 7401 et seq.; and in the plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated, pursuant to the preceding laws or other similar laws, regulations, rules or ordinances now or hereafter in effect in the United States or in any applicable state, local or foreign jurisdiction, and under common law (collectively, the "Environmental Laws"); and any other substances, constituents or wastes subject to environmental regulations under any applicable federal, state, local or foreign law, regulation or ordinance now or hereafter in effect including, without limitation, the following: (i) petroleum or fractions thereof; (ii) waste oil or petroleum-based lubricants; (iii) asbestos (in any form); (iv) urea formaldehyde foam insulation; (v) radionuclides; (vi) polychlorinated biphenyls ("PCBs"); (vii) odors; (viii) noise; or (ix) electromagnetic fields.

     2) "Environmental Conditions" means conditions of the environment, including the ocean, natural resources (including flora and fauna), soil, surface water, ground water, and present or potential drinking water supply, subsurface strata or the ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal or dumping (whether on or off of premises presently or formerly owned or operated by the Company or any Subsidiary) of Hazardous Materials. With respect to claims by employees, Environmental Conditions also includes the exposure of persons to Hazardous Materials within the workplace.

     3)  "Environmental Noncompliance" means, but is not limited to:

          a) the release of any Hazardous Materials into the environment, including without limitation any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any federal, state, local or foreign laws, regulation, rules, ordinance, plan or order, or any lease or easement or other instrument governing use or ownership of property;

          b) any noncompliance of any physical structure, equipment, process or facility with the requirements of building or fire codes, zoning or land use regulations or ordinances, conditional use permits and the like or any lease or easement or other instrument governing use or ownership of property;

          c) any noncompliance with federal, state, local or foreign requirements governing occupational safety and health;

          d) any facility operations, procedures, designs, etc. which do not conform to the statutory or regulatory requirements of CAA, CWA, TSCA, RCRA or any other Environmental Laws intended to protect public health, welfare and the environment;

          e) the failure to have obtained permits, variances or other authorizations necessary for the legal operation of any equipment, process, facility or any other activity; and

          f) the operations of any facility or equipment in violation of any permit condition, schedule of compliance, administrative or court order and the like.

     In addition, the Company hereby represents and warrants that none of the incidents listed in the S-4, individually or in the aggregate, could reasonably be expected to result in any material adverse change in the business, operations, prospects, properties or assets or the condition, financial or otherwise, of the Company of any of its Subsidiaries, taken as a whole.

          r. Offer of Securities. Neither the Company nor any Person acting on its behalf has directly or indirectly offered the Common Stock or any part thereof or any similar securities for issue or sale to, or solicited any offer to buy any of the same from, anyone other than you and the Other Purchasers, each of whom is an "accredited investor," as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Neither the Company nor any Person acting on its behalf has taken or will take any action which would bring the issuance and sale of the Common Stock within the provisions of Section 5 of the Securities Act or the registration or qualification provisions of any applicable blue sky or other securities laws, except for those provisions of applicable blue sky or other state securities laws requiring the filing of notices of sale (all of which filings will have been made by the Company prior to the Closing).

          s. Investment Company Act and Investment Advisers Act Status. The Company is not an "investment company" or a company directly or indirectly "controlled" by or acting on behalf of an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, and is not an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

          t. Regulation G. The Company will not use all or any part of the proceeds of the sale of the Common Stock to acquire, nor does the Company have any intention of acquiring with such proceeds any "margin stock" within the meaning of Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called a "margin security"). The proceeds of the sale of the Common Stock will be used as provided in Section 6. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute the transactions contemplated hereby and by the Other Stock Purchase Agreements a "purpose credit" within the meaning of said Regulation G or cause this Agreement to violate Regulation G, Regulation T, Regulation U, Regulation X, or any other regulation of the Board of Governors of the Federal Reserve System, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each as now in effect.

          u. Foreign Credit Restraints. Neither the consummation of the transactions contemplated by the Transaction Documents nor the use of the proceeds of the sale of the Common Stock nor any activity presently conducted or proposed to be conducted by the Company will violate any provision of any applicable statute, regulation or order of, or any restriction imposed by, the United States of

America or any authorized official, board, department, instrumentality or agency thereof relating to the control of foreign or overseas lending, investment or business.

          v. Brokers, etc. Neither the Company nor any Person acting on its behalf has entered into any agreement with any broker, finder, commission agent or other Person in connection with the sales of the Common Stock under this Stock Purchase Agreement or the Other Stock Purchase Agreements and neither the Company nor any such Person is under any obligation to pay any broker's fee, finder's fee or commission in connection with such transactions.

          w. Disclosure. Neither this Agreement nor any other document, certificate or statement furnished to you by or on behalf of the Company in connection with the transactions contemplated hereby and by the Other Stock Purchase Agreements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading in the light of the circumstances under which such statements were made. There are no facts known to the Company which materially adversely affect the condition (financial or otherwise), operations, management or prospects of the Company taken as a whole, which have not been set forth in this Agreement or in the other documents, certificates or statements furnished to you by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby and thereby.

          x. Voting Provisions. The Company is not, nor to the best of the Company's knowledge, is any stockholder of the Company, a party to any agreement or subject to any requirement (other than the Stockholders Agreement and the provisions of the Company's Second Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws) which relates to the voting of the Company's capital stock or contains any provision requiring a higher voting requirement with respect to action taken by the Company's Board of Directors or the holders of its capital stock than that which would apply in the absence of such provision. Except as set forth in the S-4, no Subsidiary, nor to the best of the Company's knowledge, no stockholder of any Subsidiary is a party to any agreement or subject to any requirement which relates to the voting of the Subsidiary's capital stock or contains any provision requiring a higher voting requirement with respect to action taken by the Subsidiary's Board of Directors or holders of its capital stock than that which would apply in the absence of such provision. Copies of the Articles or Certificate of Incorporation and the Bylaws of all of the Company's Subsidiaries have been provided to you by the Company.

          y. Approval of Stock Purchase Agreement. The Board of Directors of the Company has approved the Transaction

Documents and the transactions contemplated hereby and has authorized the execution and delivery of the Transaction Documents and the issuance of the Common Stock by, the Company. The Company has full power, authority, and legal right to enter into this Stock Purchase Agreement and, upon satisfaction of all the conditions to its obligations hereunder, to consummate the transactions contemplated hereby.

          z. Permits; Compliance with Applicable Laws. To the best of its knowledge, said knowledge to include knowledge which the Company and its Subsidiaries should have if the Company and its Subsidiaries followed good business practices, the Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, approvals and other authorizations of all governmental entities, which are material to the operation of the businesses of the Company and its Subsidiaries, taken as a whole (the "Permits"). To the best of its knowledge, said knowledge to include knowledge which the Company and its Subsidiaries should have if the Company and its Subsidiaries followed good business practices, the Company and its Subsidiaries are in compliance with the terms of the Permits, except where the failure so to comply would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. Except as disclosed in the S-4, to the best of its knowledge, said knowledge to include knowledge which the Company and its Subsidiaries should have if the Company and its Subsidiaries followed good business practices, the businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity except for possible violations which individually or in the aggregate do not, and, insofar as reasonably can be foreseen, in the future will not, have a material adverse effect on the Company and its Subsidiaries, taken as a whole. Except as disclosed in the S-4, as of the date of this Agreement, to the knowledge of the Company, no investigation or review by any governmental entity with respect to the Company and any of its Subsidiaries is pending or, to the knowledge of the Company, said knowledge to include knowledge which the

Company and its Subsidiaries should have if the Company and its Subsidiaries followed good business practices, threatened, nor has any governmental entity indicated to the Company an intention to conduct the same, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, will not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

          aa. Common Stock. The unissued shares of Common Stock to be issued to the Purchasers have been duly and validly authorized and, when delivered against payment as provided in this Agreement will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights on the part of the holders of any class of securities of the Company.

          bb. Transactions With Affiliates. Other than as disclosed in the S-4, neither the Company nor any Subsidiary is a party to any transaction with any Affiliate (excluding the Subsidiaries and other Affiliates controlled by the Company).

          cc. Lion Oil Company. Except as set forth in the S-4, neither the Company nor any Subsidiary is liable for any obligation of Lion Oil Company.

          dd. Enforceability. This Agreement is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to creditors' rights generally and general equitable principles. Performance of this Agreement by the Company, and consummation of the transactions contemplated hereby, will not result in a breach or violation of, or default under, (i) any other agreement to which the Company is a party, (ii) the Company's certificate of incorporation, by-laws or other organizational documents, or (iii) any law, rule, judgment or judicial or administrative decree binding on the Company or its property.

     6. Covenants of the Company. The Company hereby covenants and agrees with you that from the date hereof to the Closing, except as contemplated by the S-4:

          i. The Company will not declare any dividends on or make other distributions in respect of the Company's Common Stock.

          ii. The Company will not issue, authorize, or propose the issuance of, or purchase or redeem, or propose the purchase or redemption of, any shares of its capital stock or any class of securities convertible into, or rights, warrants, or options to acquire, any such shares or other convertible securities.

          iii. The Company will not change the outstanding shares of common stock or preferred stock into any different class by reason of any reclassification, recapitalization, split, combination, exchange of shares, or readjustment, or declare a stock dividend thereon.

          iv. The Company and its Subsidiaries will not acquire or agree to acquire by merging with, consolidating with, purchasing all or substantially all of the stock or assets of, or otherwise, any corporation, partnership, association, or other business organization or division thereof.

          v. The Company shall not initiate or take any action which would require stockholder approval.

     7.  Use of Proceeds.

          i. The proceeds of the sale of the Common Stock will be used for such Company purposes as may be determined by the Board of Directors.

          ii. The Company will not, directly or indirectly, use any part of such proceeds for any purpose which would violate any provision of Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, or the Exchange Act, each as now in effect, or any other applicable statute, regulation, rule, order or restriction.

     8. Financial Statements and Information. The Company will furnish the following to you in duplicate, so long as you shall be obligated to purchase the Common Stock hereunder or shall hold the Common Stock or any Common Stock issued upon exercise of any warrants and to each other holder from time to time of any Common Stock or any Common Stock issued upon exercise of any warrants; provided that if the Company becomes subject to the reporting requirements of either
Section 13 or Section 15(d) of the Exchange Act, the Company shall not be required to deliver any of the following documents:

          i. as soon as available and in any event within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, consolidated (and, if otherwise prepared, consolidating) balance sheets of the Company and its Subsidiaries, as at the end of such period and the related consolidated statements of income, stockholders' equity and cash flows for such period and for the portion of such fiscal year ended on the last day of such period, in each case setting forth in comparative form the corresponding figures for the same period and portion of the next preceding fiscal year, all in reasonable detail and certified by a principal financial officer of the Company, subject to year-end and audit adjustments;

          ii. as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated (and, if otherwise prepared, consolidating) balance sheets of the Company and its Subsidiaries as at the end of such year, and the related consolidated statements of income, stockholders' equity and cash flows for such year, in each case setting forth in comparative form the corresponding figures for the next preceding fiscal year, all in reasonable detail and, in the case of the consolidated financial statements of the Company and its Subsidiaries, accompanied by the report on such consolidated financial statements by KPMG Peat Marwick L.L.P. or other independent certified public accountants of recognized national standing selected by the Company, which report (i) shall state that the audit of such accountants in connection with such consolidated financial statements has been conducted in accordance with generally accepted auditing standards and that such accountants believe that such audit provides a reasonable basis for their opinion, (ii) shall include the opinion of such accountants that such consolidated financial statements present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries as at the end of such fiscal year and the consolidated results of operations and cash flows for such fiscal year, in conformity with generally accepted accounting principles, except as otherwise specifically set forth in such report, and (iii) shall not be qualified by reason of any limitation on the scope of the audit.

          iii. upon request, copies of all reports (including, without limitation, audit reports and so-called management letters) or written comments submitted to the Company by independent certified public accountants in connection with each annual, interim or special audit in respect of the financial statements or the accounts of the Company or any Subsidiary made by such accountants;

          iv. upon request, copies of (i) all press releases issued by the Company or any Subsidiary, and all such notices, proxy statements, financial statements, reports and documents as the Company shall send or make available generally to its stockholders or as any Subsidiary shall send or make available generally to its stockholders other than the Company, and (ii) at such time as the Company shall be subject to the reporting requirements under the Exchange Act, all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company or any Subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries furnishes or files with respect to the Company or any of its Subsidiaries, with the Securities and Exchange Commission (the "Commission") or any securities exchange;

          v. such other material information relating to the Company and its Subsidiaries as shall be furnished to any bank or any other lender to the Company or any of its Subsidiaries or any other holder of any privately placed securities issued by the Company or any of its Subsidiaries or as from time to time may reasonably be requested;

          vi. such information as is required to be delivered by the Company to you or any subsequent holder of the Common Stock and any prospective purchaser thereof in accordance with Rule 144A under the Securities Act or any successor regulation or rule thereunder; and

          vii. no later than 90 days after the end of each fiscal year of the Company, an annual budget prepared on a quarterly basis for the Company and its Subsidiaries for the fiscal year (displaying anticipated balance sheets and statements of income, stockholders' equity and cash flows), and any revisions of such annual budget, and within 45 days after any quarterly period in which there was a material adverse deviation from such annual budget, an Officers' Certificate specifying the nature and period of such deviation and what action the Company has taken, is taking and proposes to take with respect thereto.

     You are hereby authorized to deliver a copy of any financial statement or any other information delivered to you pursuant to this Agreement, including without limitation any delivered pursuant to this Section 8, to the National Association of Insurance Commissioners, to any rating agency, to any regulatory body having jurisdiction over you, or to any Person in connection with any judicial or administrative proceeding or inquiry or in connection with any transfer or proposed transfer of the Common Stock.

     After the date the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will file with the Commission, so long as you shall hold any Common Stock or any Common Stock issued upon exercise of any warrants, the reports referred to in paragraph (c)(1) of Rule 144 under the Securities Act, or any successor regulation or rule thereunder.

     The Company will keep at its principal executive office a true copy of the Transaction Documents and any other agreements pursuant to which the Company or any of its Subsidiaries has or has agreed to borrow money or issue securities as at the time in effect, including all exhibits hereto and thereto and all amendments and waivers in respect hereof and thereof, and will cause the same to be available for inspection at such office during normal business hours by any holder of any Common Stock or any Common Stock issued upon exercise of any warrants.

     9. Inspection. The Company will permit any Person designated by any holder of Common Stock or of Common Stock issued upon exercise of any warrants, on reasonable notice and at such holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine its and their books of account (and to make copies thereof and take extracts therefrom) and to discuss its and their affairs, finances and accounts with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as such holder may desire; provided that the rights granted pursuant to this Section 9 may be exercised by any Purchaser so long as it or any of its Affiliates owns one percent or more of the Common Stock.

     10. Amendment and Waiver. Until the purchases of Common Stock to be made hereunder and under the Other Stock Purchase Agreements shall have been made, any term, covenant, agreement or condition of this Agreement may be amended, or compliance therewith may be waived, by written instrument signed by the Company and two-thirds of the Purchasers (based on the number of shares to be purchased).

     11. Communications. All communications provided for herein shall be delivered or mailed addressed as follows:

          i.  If to the Company, at:

                       TRANSMONTAIGNE OIL COMPANY
                       370 17th Street
                       Republic Plaza, Suite 900
                       Denver, CO 80208
                       Attention: Harold R. Logan, Jr., Executive
                       Vice President/Finance

              with a copy to:

                       Nick Nimmo, Esq.
                       Holme Roberts & Owen, LLC
                       1700 Lincoln, Suite 4100
                       Denver, CO 80203

          ii. If to any of the Purchasers, at the appropriate address of such Purchaser set forth in Schedule 1(b) attached hereto.

          The address of the Company may be changed at any time and from time to time and shall be the most recent such address furnished in writing by the Company to you and to each other Person who is the holder of any shares of Common Stock. Your address for any purpose hereof or of any other Person who is the holder of Common Stock may be changed at any time and from time to time and shall be the most recent such address furnished in writing by you or such other Person to the Company.

          Any communication provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such communication is mailed by certified mail or reputable overnight courier, in which case it shall be deemed to have been received on (a) the fifth business day following the mailing thereof, or (b) the day of its receipt, if a business day, or the next succeeding business day, whichever of (a) or (b) is earlier.

          12. Survival of Representations and Warranties, etc. All representations and warranties contained herein or made in writing by or on behalf of the Company or the Subsidiaries in connection with the transactions contemplated hereby and by the Other Stock Purchase Agreements shall (i) survive the execution and delivery of this Agreement, for a period of five years, except with respect to any claims asserted in writing to the Company prior to the end of said five-year period and (ii) may not be relied upon by any party for any purpose other than the purchase of the shares of Common Stock set forth opposite the Purchaser's name on the applicable portion of Schedule 1(b). The covenants contained herein shall survive the execution and delivery of this Agreement until the earlier of (A) the fifth anniversary of the date hereof and (B) such time as the Company becomes subject to the reporting requirements of either
Section 13 or Section 15(d) of the Exchange Act.

          13. Successors and Assigns; Rights of Other Holders.

             i. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and you, successors to the Company and to those Persons who are your successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any Common Stock who, upon acceptance of such Common Stock, shall be deemed, without further action, to have become a party to this Agreement so as to be entitled to enforce the provisions and enjoy the benefits hereto. This

Agreement is not assignable by the Company except by operation of law.

          ii. If and so long as any Person other than you shall hold any of the outstanding Common Stock, the Company will furnish to each such Person as many copies of this Agreement (including all amendments, supplements, waivers and consents in respect thereof), certified by the Secretary or an Assistant Secretary of the Company, as any such Person may reasonably request.

     14. Purchase for Investment. You represent and warrant that you have been furnished with all information that you have requested for the purpose of evaluating your proposed acquisition of Common Stock, (b) that you are an accredited investor, (c) that you are a resident of the state set forth on
Schedule 1(b), (d) that your proposed acquisition of Common Stock does not exceed twenty percent of your net worth (net worth includes home, furnishings and automobiles) and (e) that you will acquire the Common Stock to be purchased by you for your own account (or for any other Person for which you are acting as nominee as previously disclosed to the Company) and not with a view to or for sale in connection with any distribution in any manner that would violate applicable securities laws, but without prejudice to your rights to dispose of the Common Stock to be purchased by you or a portion thereof to a transferee or transferees, in accordance with such laws if at some future time you deem it advisable to do so. The acquisition of the Common Stock by you at the Closing shall constitute your confirmation of the foregoing representations and warranties. You understand that the Common Stock is being sold to you in a transaction which is exempt from the registration requirements of the Securities Act and that the Company is relying, to the extent applicable, upon your representations and warranties contained herein.

     15. Governing Law; Jurisdiction. This Agreement and the Common Stock issued pursuant hereto, including the validity hereof and thereof and the rights and obligations of the parties hereunder and thereunder and all amendments and supplements hereof and thereof and all waivers and consents hereunder and thereunder shall be construed in accordance with, and be governed by the laws of Delaware. The Company hereby consents to service of process, and to be sued, in the States of Delaware, Colorado or New York and consents to the jurisdiction of the courts of Delaware, Colorado or New York and the United States District Courts for Delaware, Colorado or New York, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or under any such security or with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth in Section 11 or as otherwise provided under the laws of the States of Delaware, Colorado or New York. Notwithstanding the foregoing, the Company agrees that nothing contained in this Section 15 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than the States of Delaware, Colorado or New York.


     16. Miscellaneous. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof. This Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

     17. Definitions. The terms defined in this Section 17, wherever used and capitalized in this Agreement shall, unless the context otherwise requires, have the following respective meanings:

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Officers' Certificate" shall mean a written certificate executed by the president and the secretary of the Company, attesting to the accuracy and completeness of the factual representations made in one or more of the Transaction Documents or as to such other matters as may otherwise be reasonably requested by a Purchaser in connection therewith.

          "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

          "Subsidiary" shall mean any corporation or partnership fifty percent (50%) or more (by number of votes) of the voting stock or partnership interest of which is owned by the Company or by one or more of its Subsidiaries.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/

                                       Cortlandt S. Dietler,
                                       Chairman, Chief
Executive Officer and
                                       President

/s/_____________________________________
           DONALD H. ANDERSON

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY


/s/
                                       By:
                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

/s/
- ----------------------------------
FREDERICK W. BOUTIN

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:    /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

/s/
- -------------------------------------
ROBERT W. BRADBERRY

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:  /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President


A.G. EDWARDS, CUSTODIAN
FOR THE ROBERT W. BRADBERRY IRA ACCOUNT


By: /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:  /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

COLORADO TMOC LIMITED LIABILITY COMPANY


By: /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:   /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

/s/
- --------------------------------------
LARRY C. CLYNCH

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:  /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

/s/
- -------------------------------------
CORTLANDT S. DIETLER

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

FIRST RESERVE SECURED ENERGY ASSETS FUND,
LIMITED PARTNERSHIP


By:    /s/
                 (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

FIRST RESERVE FUND VI,
LIMITED PARTNERSHIP


By: /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:   /s/

                                       Cortlandt S. Dietler,
                                       Chairman, Chief
Executive Officer and
                                       President

FIRST RESERVE FUND V-2,
LIMITED PARTNERSHIP


By:   /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:  /s/

                                       Cortlandt S. Dietler,
                                       Chairman, Chief
Executive Officer and
                                       President

FIRST RESERVE FUND V,
LIMITED PARTNERSHIP


By: /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By:  /s/

                                          Cortlandt S. Dietler,
                                          Chairman, Chief
Executive Officer and
                                          President

/s/
- -------------------------------------
RICHARD E. GATHRIGHT

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
JAMES GROSFELD

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
FREDERIC C. HAMILTON

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------, CUSTODIAN
FOR THE ELAINE B. KEEGAN IRA ACCOUNT


By: /s/
           (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
KAY C. KILBY

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
HAROLD R. LOGAN, JR.

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President


WATERWAGON & CO., NOMINEE FOR
MERRILL LYNCH GROWTH FUND FOR
INVESTMENT AND RETIREMENT


By: /s/
          (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------, CUSTODIAN
FOR THE JAY A. PRECOURT IRA ACCOUNT


By: /s/
              (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
GEORGE A. WIEGERS

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President


A.G. EDWARDS, CUSTODIAN
FOR THE GARY G. WILLIAMS III IRA ACCOUNT


By: /s/
               (Title)

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterparts of this letter, whereupon this letter shall become a binding agreement between you and the Company. Please then return one of such counterparts to the Company.

                                       Very truly yours,

                                       TRANSMONTAIGNE OIL COMPANY



                                       By: /s/
                                           ---------------------------------
                                           Cortlandt S. Dietler,
                                           Chairman, Chief Executive Officer
                                             and President

/s/
- ---------------------------
GARY G. WILLIAMS III

                                 Schedule 1(b)

                                The Purchasers

     Purchaser                                   No. of Shares       Purchase
                                                                     Price
Donald H. Anderson                                   10,000           $55,000
101 Coulter Place
Castle Rock, Colorado 80104
(713) 627-4650

Frederick W. Boutin                                  10,000           $55,000
TransMontaigne Oil Company
370 17th Street, Suite 900
Denver, CO 80202
(303) 605-1675

Robert W. Bradberry                                   5,000           $27,500
One West Mountain
Fayetteville, Arkansas 72701

A.G. Edwards, Custodian
for the Robert W. Bradberry IRA Account                5,000          $27,500
26 West Center Street
Fayetteville, Arkansas 72701
(800) 521-5762

Colorado TMOC Limited Liability Company              100,000         $550,000
Attn:  Frederick R. Mayer
1700 Lincoln Street, #5000
P. O. Box 5083
Denver, CO 80217-5083
(303) 832-3131

Larry C. Clynch                                       10,000          $55,000
Continental Ozark, Inc.
280 North College, #500
Fayetteville, Arkansas 72701
(501) 521-5565

Cortlandt S. Dietler                                187,862        $1,033,241
TransMontaigne Oil Company
370 17th Street, Suite 900
Denver, CO 80202
(303) 605-1798

First Reserve Secured Energy Assets Fund,
Limited Partnership                                  46,696          $256,828
Attn: John A. Hill
475 Steamboat Road
Greenwich, CT 06830
(203) 625-2503

First Reserve Fund VI,
Limited Partnership                                 400,414        $2,202,277
Attn: John A. Hill
475 Steamboat Road
Greenwich, CT 06830
(203) 625-2503

First Reserve Fund V-2,
Limited Partnership                                 186,776        $1,027,268
Attn: John A. Hill
475 Steamboat Road
Greenwich, CT 06830
(203) 625-2503

First Reserve Fund V,
Limited Partnership                                  93,389       $513,639.50
Attn: John A. Hill
475 Steamboat Road
Greenwich, CT 06830
(203) 625-2503

Richard E. Gathright                                 30,000          $165,000
Continental Ozark, Inc.
280 North College, #500
Fayetteville, Arkansas 72701
(501) 444-3536

James Grosfeld                                       80,910          $445,005
20500 Civic Center, Suite 3000
Southfield, Michigan 48076
(810) 827-1700

Frederic C. Hamilton                                100,000          $550,000
Hamilton Oil Company, Inc.
1560 Broadway, Suite 2200
Denver, Colorado 80202
(303) 863-3000

Elaine B. Keegan IRA Account                          1,500            $8,250
TransMontaigne Oil Company
370 17th Street, Suite 900
Denver, Colorado 80202
(303) 605-1684

Kay C. Kilby                                          5,000           $27,500
TransMontaigne Oil Company
370 17th Street, Suite 900
Denver, CO 80202
(303) 605-1685

Harold R. Logan, Jr.                                 50,000          $275,000
TransMontaigne Oil Company
370 17th Street, Suite 900
Denver, CO 80202
(303) 605-1676

Waterwagon & Co., Nominee for                     3,117,000       $17,143,500
Merrill Lynch Growth Fund for
Investment and Retirement
c/o Merrill Lynch Asset Management
Attn:  Stephen Johnes
Equity Fund Management
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(609) 282-2611


Jay A. Precourt IRA Account                          20,000          $110,000
Tejas Gas Corporation
1301 McKinney, Suite 700
Houston, Texas 77010
(713) 951-3400

George A. Wiegers                                    80,910          $445,005
230 Bridge Street
Vail, Colorado 81657
(970) 476-0878

A.G. Edwards, Custodian
for the Gary G. Williams IRA Account                  2,500           $13,750
26 West Center Street
Fayetteville, Arkansas 72701
(800) 521-5762

Gary G. Williams                                      2,500           $13,750
Continental Ozark, Inc.
280 North College, #500
Fayetteville, Arkansas 72701
(501) 444-3536


TOTAL                                            $4,545,456       $25,000,008

                                Exhibit 4.3(a)

                               Joinder Agreement

                                Exhibit 4.3(b)

                         Registration Rights Agreement

                                Exhibit 4.3(c)

                         Antidilution Rights Agreement

                                Exhibit 4.3(d)

                         Agreement to Elect Directors

                                Exhibit 4.3(e)

                            Consent of Stockholders

                                  Exhibit 4.7

                      Opinion of Holme Roberts & Owen LLC

                                Schedule 5.3(a)

                     COMMON STOCK OWNERSHIP AFTER CLOSING

                                Schedule 5.3(b)

                                 STOCK OPTIONS

                                 Schedule 5.4

                                 Subsidiaries

Company Name                                 Entity Type       Owned By

TransMontaigne Oil Company
Continental Ozark, Inc.
COZ Pipeline Inc.

Continental Ozark, Inc.                      Corporation         100%
COZ Pipeline, Inc.                           Corporation         100%
Norco Pipeline, Inc.                         Corporation         100%
Razorback Pipeline Co.                       Partnership          60%
COZ Terminaling, Inc.                        Corporation         100%
Continental Ozark Holdings, Inc.             Corporation          65%
Continental Ozark Trading Co.                Corporation         100%